UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 16, 2004

Date of Report

(Date of earliest event reported)

DECRANE HOLDINGS CO.

(Exact name of registrant as specified in its charter)

Delaware	333-70363	13-4019703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Credit Suisse First Boston/DLJ Merchant Banking Partners II, L.P.

Eleven Madison Avenue, New York, NY 10010

(Address, including zip code, of principal executive offices)

(212) 325-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former address and telephone number of principal executive offices, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 16, 2004, DeCrane Holdings Co. is deregistering its outstanding securities and terminating its reporting obligations under the Securities Exchange Act of 1934.  The deregistration is effective upon the filing of a Form 15 with the Securities and Exchange Commission (the “Commission”), which the Company is filing immediately after this Form 8-K.

The Company will continue to prepare financial information for its investors.  Financial information can be obtained by writing to the Company’s chief financial officer at 2361 Rosecrans Avenue — Suite 180, El Segundo, CA 90245.

The Company’s subsidiary, DeCrane Aircraft Holdings, Inc., is continuing to file reports with the Commission at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECRANE HOLDINGS CO. (Registrant)

Date: December 16, 2004	By:	/s/ RICHARD J. KAPLAN
		Name:	Richard J. Kaplan
		Title:	Chief Financial Officer and Assistant Secretary